                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):         October 16, 2002
                                                  ------------------------------


                               THE TIMKEN COMPANY
                              -------------------
               (Exact name of registrant as specified in charter)




          Ohio                          1-1169                   34-0577130
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
        of Incorporation)            File Number)            Identification No.)


1835 Dueber Avenue, S.W., Canton, Ohio                         44706-2798
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (330) 438-3000

ITEM 5.  OTHER EVENTS.

Press Releases

     On October 16, 2002, The Timken Company issued the following press release:



                          THE TIMKEN COMPANY ANNOUNCES
                             THIRD QUARTER RESULTS:


                           SALES AND EARNINGS BOTH UP


     CANTON, OHIO -- October 16, 2002 - The Timken Company (NYSE: TKR) today reported third quarter 2002 earnings of $0.17 per diluted share versus a loss of ($0.03) per diluted share a year ago, excluding restructuring and reorganization charges, goodwill amortization and the impact of an accounting change related to goodwill. Earnings were above consensus analyst estimates of $0.14 per share. Sales were $628.6 million and about 9 percent above the $577.7 million recorded in last year's third quarter.

     Including the impact of the special charges, goodwill amortization and the change in accounting principle, the company reported a third quarter net loss of ($10.9) million or ($0.18) per diluted share versus a net loss last year of ($30.5) million or ($0.51) per share. Results in the third quarter of 2002 were negatively impacted by a goodwill impairment write-off, which is reflected as the cumulative effect of a change in accounting principle. This amounted to $20.5 million before taxes or $12.7 million after taxes ($0.21 per share).

     Earnings before interest and taxes (EBIT) were $12.8 million -- an improvement from last year's loss of ($23.0) million.

     "Our third-quarter results demonstrate the ongoing success of our strategic manufacturing restructuring and cost-cutting actions, which are improving our profitability," said James W. Griffith, president and chief executive officer. "These initiatives are on track to deliver an annualized savings rate of $80 million by the end of the year. Automotive demand also continued strong in the quarter due to incentive programs from automakers which spurred light vehicle production. Changing environmental regulations for heavy trucks created a surge in demand in that sector. While industrial sales continue to be sluggish, the third quarter reflected an improved sales mix which contributed to profitability."

     In September, the company contributed 3 million shares of common stock in lieu of cash to its pension plan, which increased shareholders' equity by $54.5 million.

     In the first nine months, net income excluding special charges, goodwill amortization and the cumulative effect of the accounting change, rose from a year ago to $41.3 million or $0.68 per diluted share on sales of $1.91 billion from $12.1 million or $0.20 per diluted share on sales of $1.87 billion. Including these items, the company had net income of $2.3 million or $0.04 per diluted share in the first nine months of 2002 versus a loss of ($42.9) million or a loss of ($0.71) per diluted share a year ago.

THE FOLLOWING SEGMENT RESULTS EXCLUDE RESTRUCTURING AND REORGANIZATION CHARGES AND GOODWILL AMORTIZATION.

AUTOMOTIVE BEARINGS' RESULTS

     Automotive third quarter EBIT was $2.1 million on sales of $207.1 million compared to a loss of ($7.9) million on sales of $176.5 million a year ago. Widespread incentive programs on light vehicles from automotive manufacturers and changing environmental regulations on heavy trucks drove North American demand in the third quarter. North American light and heavy truck production showed strong increases over the prior year, while demand in Europe and the rest of the world was flat. New light truck platforms that include Timken bearings also boosted North American sales.

     Improved automotive performance reflected the favorable impact of both strong sales volume and the company's restructuring initiatives. This was partially offset by additional manufacturing costs necessary to meet high levels of demand while the company restructures its automotive supply chain and currency exchange losses.

     For the first nine months, Automotive EBIT was $21.0 million on sales of $630.0 million compared to a loss of $9.4 million on sales of $565.8 million for the same period in 2001.

INDUSTRIAL BEARINGS' RESULTS

     Third-quarter Industrial EBIT was $18.1 million on sales of $217.2 million compared to $9.8 million on sales of $214.1 million a year ago. While sales increased only slightly compared to last year, an improved mix of higher-margin industrial products, the cost reduction impact of restructuring initiatives, and an inventory write-up contributed to strong EBIT performance. Improvement in global industrial markets continues to be slow. Global aerospace markets remain weak versus last year's levels, and military demand has not increased substantially.

     In the first nine months, Industrial achieved EBIT of $37.7 million on sales of $658.2 million, which was about even with last year's EBIT on greater sales of $678.0 million.

STEEL BUSINESS RESULTS

     The Steel Business reported third quarter EBIT of $5.6 million on net sales, including intersegment sales, of $246.8 million. This compares with EBIT of $1.6 million on sales of $222.1 million in last year's third quarter. The improved performance reflected strong shipments to the automotive industry, higher capacity utilization and improved efficiency. Strong sales to automotive customers were offset by continuing weak sales to other sectors. While raw material costs increased slightly during the quarter, the Steel Business continued to control costs and to improve productivity.

     For the first nine months of 2002, Steel's EBIT was $32.3 million on sales of $740.6 million versus $19.7 million on sales of $744.3 million last year.

OUTLOOK

     "The automotive sector continues to be strong, but we expect some seasonal impact in the fourth quarter and slowing demand in the heavy truck segment because of emissions regulations for trucks taking effect in October," said Mr. Griffith. Industrial markets are recovering slowly, and we expect the recovery to continue at this slow pace into next year. Our operating improvements have had a positive impact on our performance this year, and they have us well-prepared for the economic upturn."

     The Timken Company (NYSE: TKR) (http://www.timken.com) is a leading international manufacturer of highly engineered bearings, alloy and specialty steels and components, as well as a provider of related products and services. With operations in 24 countries, the company employs about 18,100 people worldwide and reported 2001 sales of U.S. $2.4 billion.

     The company will conduct a teleconference on October 17 at 8:30 a.m. Eastern Daylight Time on its third quarter earnings. Dial 706-634-0975 (reference Timken) or link to www.timken.com for the Web cast. Replay will be available at 706-645-9291, beginning at 11:30 a.m. EDT, October 17 through 11:59 p.m. EDT, October 24, 2002. Access Code 4717573.

NOTE: Certain statements in this news release (including statements regarding the company's forecasts, beliefs and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including the impact on operations of general economic conditions, the cyclicality of the company's business, customer demand and the company's ability to achieve the benefits of its ongoing restructuring and cost-reduction programs. These and additional factors are described in greater detail in the company's 2001 Annual Report, page 39, the Annual Report on Form 10-K for the year ended December 31, 2001 and the quarterly reports on Form 10-Q for the periods ended March 31 and June 30, 2002. The company undertakes no obligation to update or revise any forward-looking statement.

                                     #####


CONSOLIDATED STATEMENT OF INCOME                                                             AS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
(THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE DATA)                        3Q 02            3Q 01      NINE MONTHS 02      Nine Months 01
-----------------------------------------------------------------------------------------------------------------------------------
Net sales                                                            $628,591         $577,698        $1,905,177        $1,873,603
Cost of products sold                                                 515,271          483,995         1,543,833         1,544,037
 Goodwill amortization                                                      -            1,535                 -             4,614
 Reorganization expenses - cost of products sold                        2,058            1,217             7,139             4,904
-----------------------------------------------------------------------------------------------------------------------------------
    GROSS PROFIT                                                     $111,262          $90,951          $354,205          $320,048
Selling, administrative & general expenses (SG&A)                      84,999           85,474           259,212           273,978
 Reorganization expenses - SG&A                                         2,383            1,354             7,167             2,677
Impairment and restructuring                                            7,703           24,639            24,986            49,405
-----------------------------------------------------------------------------------------------------------------------------------
    OPERATING INCOME (LOSS)                                           $16,177         ($20,516)          $62,840           ($6,012)
Other expense                                                          (3,415)          (2,476)          (12,490)           (5,371)
-----------------------------------------------------------------------------------------------------------------------------------
    EARNINGS BEFORE INTEREST AND TAXES (EBIT)                         $12,762         ($22,992)          $50,350          ($11,383)
Interest expense                                                       (8,072)          (8,432)          (23,996)          (25,813)
Interest income                                                           294              573               991             1,670
-----------------------------------------------------------------------------------------------------------------------------------
    INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE
      EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                         $4,984         ($30,851)          $27,345          ($35,526)
Provision for income taxes                                              3,147             (319)           12,360             7,358
                                                                -------------------------------------------------------------------
    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF CHANGE
      IN ACCOUNTING PRINCIPLE                                          $1,837         ($30,532)          $14,985          ($42,884)
Cumulative effect of change in accounting principle (net of
      income tax benefit of $7,786)                                   (12,702)               -           (12,702)                -
                                                                -------------------------------------------------------------------
    NET (LOSS) INCOME                                                ($10,865)        ($30,532)           $2,283          ($42,884)
                                                                ===================================================================
   EARNINGS PER SHARE:
     INCOME (LOSS) BEFORE ACCOUNTING CHANGE                             $0.03           ($0.51)            $0.25            ($0.71)
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE                            ($0.21)               -            ($0.21)                -
                                                                -------------------------------------------------------------------
   EARNINGS PER SHARE                                                  ($0.18)          ($0.51)            $0.04            ($0.71)
                                                                ===================================================================
   EARNINGS PER SHARE-ASSUMING DILUTION:
     INCOME (LOSS) BEFORE ACCOUNTING CHANGE                             $0.03           ($0.51)            $0.25            ($0.71)
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE                            ($0.21)               -            ($0.21)                -
                                                                -------------------------------------------------------------------
   EARNINGS PER SHARE-ASSUMING DILUTION                                ($0.18)          ($0.51)            $0.04            ($0.71)
                                                                ===================================================================

Average Shares Outstanding                                         61,091,924       59,958,690        60,459,277        59,979,699
Average Shares Outstanding-assuming dilution                       61,430,256       60,086,662        60,998,543        60,156,778
===================================================================================================================================





CONSOLIDATED STATEMENT OF INCOME                                                          ADJUSTED (1)
----------------------------------------------------------------  -----------------------------------------------------------------
(THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE DATA)                        3Q 02            3Q 01      NINE MONTHS 02     Nine Months 01
----------------------------------------------------------------   ----------------------------------------------------------------
Net sales                                                            $628,591         $577,698        $1,905,177        $1,873,603
Cost of products sold                                                 515,271          483,995         1,543,833         1,544,037
 Goodwill amortization                                                      -                -                 -                 -
 Reorganization expenses - cost of products sold                            -                -                 -                 -
----------------------------------------------------------------   ----------------------------------------------------------------
    GROSS PROFIT                                                     $113,320          $93,703          $361,344          $329,566
Selling, administrative & general expenses (SG&A)                      84,999           85,474           259,212           273,978
 Reorganization expenses - SG&A                                             -                -                 -                 -
Impairment and restructuring                                                -                -                 -                 -
----------------------------------------------------------------   ----------------------------------------------------------------
    OPERATING INCOME (LOSS)                                           $28,321           $8,229          $102,132           $55,588
Other expense                                                          (3,415)          (2,476)          (12,490)           (5,371)
----------------------------------------------------------------   ----------------------------------------------------------------
    EARNINGS BEFORE INTEREST AND TAXES (EBIT)                         $24,906           $5,753           $89,642           $50,217
Interest expense                                                       (8,072)          (8,432)          (23,996)          (25,813)
Interest income                                                           294              573               991             1,670
----------------------------------------------------------------   ----------------------------------------------------------------
    INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE
      EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                        $17,128          ($2,106)          $66,637           $26,074
Provision for income taxes                                              6,497             (286)           25,338            14,018
                                                                   ----------------------------------------------------------------
    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF CHANGE
      IN ACCOUNTING PRINCIPLE                                         $10,631          ($1,820)          $41,299           $12,056
Cumulative effect of change in accounting principle (net of
      income tax benefit of $7,786)                                         -                -                  -                -
                                                                   ----------------------------------------------------------------
    NET (LOSS) INCOME                                                 $10,631          ($1,820)          $41,299           $12,056
                                                                   ================================================================
   EARNINGS PER SHARE:
     INCOME (LOSS) BEFORE ACCOUNTING CHANGE                             $0.17           ($0.03)            $0.68             $0.20
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                 -                -                 -                 -
                                                                   ----------------------------------------------------------------
   EARNINGS PER SHARE                                                   $0.17           ($0.03)            $0.68             $0.20
                                                                   ================================================================
   EARNINGS PER SHARE-ASSUMING DILUTION:
     INCOME (LOSS) BEFORE ACCOUNTING CHANGE                             $0.17           ($0.03)            $0.68             $0.20
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                 -                -                 -                 -
                                                                   ----------------------------------------------------------------
   EARNINGS PER SHARE-ASSUMING DILUTION                                 $0.17           ($0.03)            $0.68             $0.20
                                                                   ================================================================

Average Shares Outstanding                                         61,091,924       59,958,690        60,459,277        59,979,699
Average Shares Outstanding-assuming dilution                       61,430,256       60,086,662        60,998,543        60,156,778
================================================================   ================================================================



BUSINESS SEGMENTS
-----------------------------------------------------------------------------------------------------------------------------------
(THOUSANDS OF U.S. DOLLARS)                                           3Q 02            3Q 01      NINE MONTHS 02     Nine Months 01
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE BEARINGS
Net sales to external customers                                      $207,136         $176,518          $630,009           $565,761
Impairment and restructuring                                            2,550           23,597            17,011             23,858
Reorganization expenses                                                 2,604              848             7,678              1,280
Goodwill amortization                                                       -               23                 -                 69
Earnings before interest and taxes (EBIT) *                           ($3,081)        ($32,351)          ($3,644)          ($34,557)
EBIT Margin                                                              -1.5%           -18.3%             -0.6%              -6.1%

INDUSTRIAL BEARINGS
Net sales to external customers                                      $217,232         $214,130          $658,230           $678,041
Impairment and restructuring                                            4,330              641             7,226             24,343
Reorganization expenses                                                 1,837            1,723             6,628              5,279
Goodwill amortization                                                       -            1,201                 -              3,613
Earnings before interest and taxes (EBIT) *                           $11,953           $6,186           $23,857             $4,422
EBIT Margin                                                               5.5%             2.9%              3.6%               0.7%

STEEL
Net sales to external customers                                     $204,223          $187,050          $616,938           $629,801
Intersegment sales                                                    42,623            35,007           123,655            114,484
                                                                  ------------------------------------------------------------------
Total net sales                                                     $246,846          $222,057          $740,593           $744,285
Impairment and restructuring                                             823               401               749              1,204
Reorganization expenses                                                    -                 -                 -              1,023
Goodwill amortization                                                      -               311                 -                932
Earnings before interest and taxes (EBIT) *                           $4,769              $911           $31,530            $16,522
EBIT Margin                                                              1.9%              0.4%              4.3%               2.2%




BUSINESS SEGMENTS
-----------------------------------------------------------------------------------------------------------------------------------
(THOUSANDS OF U.S. DOLLARS)                                           3Q 02            3Q 01      NINE MONTHS 02     Nine Months 01
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE BEARINGS
Net sales to external customers                                      $207,136         $176,518          $630,009           $565,761
Impairment and restructuring                                                -               -                  -                  -
Reorganization expenses                                                     -               -                  -                  -
Goodwill amortization                                                       -               -                  -                  -
Earnings before interest and taxes (EBIT) *                            $2,073         ($7,883)           $21,045            ($9,350)
EBIT Margin                                                               1.0%           -4.5%               3.3%              -1.7%

INDUSTRIAL BEARINGS
Net sales to external customers                                      $217,232        $214,130           $658,230           $678,041
Impairment and restructuring                                                -               -                  -                  -
Reorganization expenses                                                     -               -                  -                  -
Goodwill amortization                                                       -               -                  -                  -
Earnings before interest and taxes (EBIT) *                           $18,120          $9,751            $37,711            $37,657
EBIT Margin                                                               8.3%            4.6%               5.7%               5.6%

STEEL
Net sales to external customers                                      $204,223        $187,050           $616,938           $629,801
Intersegment sales                                                     42,623          35,007            123,655            114,484
                                                              ----------------------------------------------------------------------
Total net sales                                                      $246,846        $222,057           $740,593           $744,285
Impairment and restructuring                                                -               -                  -                  -
Reorganization expenses                                                     -               -                  -                  -
Goodwill amortization                                                       -               -                  -                  -
Earnings before interest and taxes (EBIT) *                            $5,592          $1,623            $32,279            $19,681
EBIT Margin                                                               2.3%            0.7%               4.4%               2.6%




*Automotive Bearings, Industrial Bearings and Steel EBIT do not equal Consolidated EBIT due to intersegment adjustments which are eliminated upon consolidation.

(1) "Adjusted" statements exclude the impact of restructuring and reorganization charges for all quarters shown, elimination of goodwill amortization in 2001 and cumulative effect of change in accounting principle recognized in 2002.

-------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CASH FLOWS                           For the three months ended      For the nine months ended
                                                                SEPT 30         Sept 30          SEPT 30          Sept 30
(THOUSANDS OF U.S. DOLLARS)                                      2002            2001             2002             2001
-------------------------------------------------------------------------------------------------------------------------
CASH PROVIDED (USED)
OPERATING ACTIVITIES
Net Income (Loss)                                               ($10,865)       ($30,532)         $2,283        ($42,884)
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Cumulative effect of accounting change                          12,702               -         $12,702               -
  Depreciation and amortization                                   37,101          37,794         110,956         114,015
  Provision (credit) for deferred income taxes                      (476)         (6,259)         23,557          (7,196)
  Stock issued in lieu of cash to employee benefit plans            (788)            289           4,628           1,319
  Non-cash impact of impairment and restructuring charges         (4,297)         19,583         (13,368)         40,344
  Changes in operating assets and liabilities:
    Accounts receivable                                            5,075          19,195         (64,254)        (20,809)
    Inventories                                                  (11,757)          7,938         (35,222)         22,003
    Other assets                                                  10,537          (2,038)         (6,766)        (26,297)
    Accounts payable and accrued expenses                         18,852         (43,017)         46,094         (49,773)
    Foreign currency translation                                   4,714           1,077           8,446           4,801
                                                              ----------------------------------------------------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                   $60,798          $4,030         $89,056         $35,523

INVESTING ACTIVITIES
  Purchases of property, plant and equipment, net               ($13,222)       ($21,859)        (33,849)        (61,832)
  Acquisitions                                                         -               -          (6,751)         (1,170)
                                                              ----------------------------------------------------------
     NET CASH USED BY INVESTING ACTIVITIES                      ($13,222)       ($21,859)       ($40,600)       ($63,002)

FINANCING ACTIVITIES
  Cash dividends paid to shareholders                            ($7,841)       ($10,786)        (23,481)        (32,388)
  Purchase of treasury shares                                          -          (2,795)              -          (2,795)
  Payments on long-term debt                                     (35,449)           (495)        (36,872)         (1,487)
  Proceeds from issuance of long-term debt                             -          76,092               -          76,110
  Short-term debt activity - net                                   1,356         (33,230)         14,462           4,828
                                                              ----------------------------------------------------------
     NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES           ($41,934)         28,786        ($45,891)        $44,268

Effect of exchange rate changes on cash                              $76            (694)            855          (1,801)

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                   5,718          10,263           3,420          14,988
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                 $31,094         $15,652         $33,392         $10,927
                                                              ----------------------------------------------------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                       $36,812         $25,915         $36,812         $25,915
                                                              ==========================================================

------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET                                                           SEPT 30              Dec 31
(THOUSANDS OF U.S. DOLLARS)                                                           2002                 2001
------------------------------------------------------------------------------------------------------------------
ASSETS
Cash & cash equivalents                                                               $36,812             $33,392
Accounts receivable                                                                   376,416             307,759
Refundable income taxes                                                                     -              15,103
Deferred income taxes                                                                  42,790              42,895
Inventories                                                                           464,394             429,231
------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                                             $920,412            $828,380
Property, plant & equipment                                                         1,237,407           1,305,345
Other assets                                                                          384,224             399,359
------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                   $2,542,043          $2,533,084
==================================================================================================================

LIABILITIES
Accounts payable & other liabilities                                                 $263,303            $258,001
Short-term debt & commercial paper                                                    131,432             128,864
Accrued expenses                                                                      272,242             254,291
------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                                        $666,977            $641,156
Long-term debt                                                                        350,515             368,151
Accrued pension cost                                                                  270,179             317,297
Accrued postretirement benefits                                                       413,319             406,568
Other non-current liabilities                                                          21,980              18,177
------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                              $1,722,970          $1,751,349

SHAREHOLDERS' EQUITY                                                                  819,073             781,735
------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                     $2,542,043          $2,533,084
==================================================================================================================

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TIMKEN COMPANY



                                       By:       /s/ William R. Burkhart
                                            ----------------------------------
                                            Name:   William R. Burkhart
                                            Title:  Senior Vice President and
                                                    General Counsel



Dated:  October 16, 2002